GAMCO GLOBAL SERIES FUNDS, INC.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                                  (THE "FUNDS")

                         SUPPLEMENT DATED APRIL 4, 2006
                      TO THE PROSPECTUSES DATED MAY 1, 2005

The following replaces the second paragraph in the "The Portfolio Managers" section of the Funds' Prospectuses for all classes of shares.

Global Convertible Securities Fund The day-to-day investment management of the GAMCO Global Convertible Securities Fund is performed by a team of portfolio managers comprised of Joshua Fenton, Nancy E. Stuebe and Mario J. Gabelli, effective February 28, 2006. Ms. Stuebe has been an associate portfolio manager with Gabelli Funds since May 2005. Prior to that, she was an analyst and portfolio manager with William D Witter Inc. (2003-2005) and Weiss, Peck & Greer LLC (1998-2003). Mr. Fenton has been the Director of Buy Side Research for GAMCO Asset Management Inc since 2001 and is a co-portfolio manager of the Gabelli Global Gold, Natural Resources and Income Trust and Westwood Mighty Mites Fund. Prior to joining Gabelli Funds he was a Director of Research for Douglas, Noyles & Company, Inc. from 1996 through 2001. A. Hartswell Woodson, III resigned from the Adviser effective February 28, 2006.